Exhibit 10.3

                          FIRST SUPPLEMENTAL INDENTURE

THIS FIRST SUPPLEMENTAL INDENTURE (this "Supplemental Indenture") is entered into as of April 2, 2007, by and between Greatbatch, Inc., a Delaware corporation (the "Company"), and Manufacturers and Traders Trust Company, a New York banking corporation, as trustee (the "Trustee").

THE PARTIES TO THIS SUPPLEMENTAL INDENTURE enter into this Supplemental Indenture on the basis of the following facts, intentions and understandings:

A. The Company and the Trustee are parties to that certain Indenture dated as of March 28, 2007 (the "Indenture"), pursuant to which the Company issued $130,000,000 in aggregate principal amount of the Company's 2 1/4% Convertible Subordinated Debentures Due 2013 (the "Debentures").

B. The Company desires to reopen the Indenture and issue Additional Debentures in the aggregate principal amount of $67,782,000 (the "Supplemental Debentures"), in accordance with the provisions of Section 2.01 of the Indenture, as set forth in this Supplemental Indenture.

C. Section 12.01(h) of the Indenture provides that the parties hereto may execute and deliver this Supplemental Indenture to supplement the Indenture without notice to or consent of any Debentureholder.

D. In order to reopen the Indenture in accordance with Section 2.01 thereof, the Company desires that (1) the Supplemental Debentures and the Initial Debentures be treated as part of the same issue of debt instruments for purposes of U.S. federal income tax laws; (2) the Supplemental Debentures have the same CUSIP number as the Initial Debentures; and (3) the Trustee receive an Officers' Certificate and an Opinion of Counsel to the effect that the issuance of the Supplemental Debentures complies with the provisions of the Indenture.

E. The Company desires and has requested the Trustee to join with it in entering into this Supplemental Indenture for the purpose of amending the Indenture and to modify and amend the Indenture to the extent and as set forth in this Supplemental Indenture.

F. The Company and the Trustee are duly authorized pursuant to the terms of the Indenture (including, without limitation, Section 12.01 thereof) to execute and deliver this Supplemental Indenture and to modify and amend the Indenture as provided herein.

G. Certain officers of the Company, acting pursuant to the authorization of the Board of Directors of the Company, have determined that the amendments to the Indenture set forth in this Supplemental Indenture are reasonably necessary and in the best interests of the Company.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE 1
                             AMENDMENTS TO INDENTURE

Section 1.1 Amendment of Section 1.01 of the Indenture.
            ------------------------------------------

(a) Section 1.01 of the Indenture is hereby amended by inserting the following definition, which shall be inserted in alphabetical order:

"Supplemental Debentures" means Debentures in an aggregate principal amount of $67,782,000 issued pursuant to that certain Supplemental Indenture dated as of April 2, 2007. The Supplemental Debentures are Additional Debentures as defined in the Indenture.

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                                    ARTICLE 2
                        ISSUANCE OF ADDITIONAL SECURITIES

Section 2.1 Issuance of Additional Debentures.
            ---------------------------------

(a) Pursuant to Section 2.01 of the Indenture, the Trustee shall authenticate and make available for delivery the Supplemental Debentures for original issue in the aggregate principal amount of up to $67,782,000 upon receipt of a written order or orders of the Company signed by two Officers of the Company (a "Company Order"). The Company Order shall specify the amount of Debentures to be authenticated, shall provide that all such Debentures will be Restricted Securities represented by a Global Debenture and the date on which each original issue of Debentures is to be authenticated. The aggregate principal amount of Supplemental Debentures outstanding at any time may not exceed $67,782,000. The Company may, from time to time after the execution of this Supplemental Indenture, execute and deliver to the Trustee for authentication Additional Debentures, and the Trustee shall thereupon authenticate and deliver said Additional Debentures to or upon the written order of the Company, without any further action by the Company hereunder; provided, however, that the Company may issue Additional Debentures only if: (1) such Additional Debentures and Initial Debentures are treated as part of the same issue of debt instruments for purposes of U.S. federal income tax laws; (2) such Additional Debentures shall have the same CUSIP number as the Initial Debentures; and (3) the Trustee receives an Officers' Certificate and an Opinion of Counsel to the effect that such issuance of Additional Debentures complies with the provisions of the Indenture, including each provision of this paragraph.

(b) The Supplemental Debentures and the Initial Debentures shall be treated as part of the same issue of debt instruments for purposes of U.S. federal income tax laws.

(c) The Supplemental Debentures shall have the same CUSIP number as the Initial Debentures.

(d) The Trustee shall receive an Officers' Certificate and an Opinion of Counsel to the effect that the issuance of the Supplemental Debentures complies with the provisions of the Indenture.

                                    ARTICLE 3
                                  MISCELLANEOUS

Section 3.1 Effect of Supplemental Indenture; Timing of Amendments. This Supplemental Indenture supplements and amends the Indenture pursuant to Section
12.01 of the Indenture. Upon execution and delivery of this Supplemental Indenture, the Indenture shall be amended and supplemented in accordance herewith, the terms and conditions of this Supplemental Indenture shall be part of the terms and conditions of the Indenture for any and all purposes, and all the terms and conditions of both shall be read together as though they constitute one and the same instrument, except that in the case of conflict, the provisions of this Supplemental Indenture will control; and every Debentureholder heretofore or hereafter authenticated and delivered shall be bound thereby.

Section 3.2 Definitions. Capitalized terms used and not otherwise defined in this Supplemental Indenture shall have the meanings given such terms in the Indenture.

Section 3.3 Full Force and Effect. Except to the extent expressly modified or amended by this Supplemental Indenture, which modifications and amendments are deemed necessary to cure ambiguities and correct or supplement any provisions in the Indenture which are defective or inconsistent with any other provisions therein, the Indenture and all of its covenants, agreements and other provisions remain in full force and effect, and all references to the Indenture in the Indenture shall be deemed to mean the Indenture as supplemented and amended pursuant hereto.

Section 3.4 Severability. In case any provision in this Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 3.5 Governing Law. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO CONFLICTS OF LAWS PRINCIPLES THEREOF).

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Section 3.6 Counterparts. The parties may sign any number of copies of this
Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

Section 3.7 Effect of Headings. The Article and Section headings herein have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.


                            [Signature Page Follows]




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IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first above written.




GREATBATCH, INC.

By:              /s/ Thomas J. Mazza
                 -------------------------------------------------
Name:            Thomas J. Mazza
Title:           Senior Vice President and Chief Financial Officer



MANUFACTURERS AND TRADERS TRUST COMPANY, as Trustee

By:              /s/ Aaron G. McManus
                 -------------------------------------------------
Name:            Aaron G. McManus
Title:           Assistant Vice President










                 Signature Page to First Supplemental Indenture